SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



                       Date of Report: September 18, 1996



                           NATIONAL DATACOMPUTER, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-15885                    04-2942832
(State or Other Jurisdiction          (Commission                (IRS Employer
     of Incorporation)                File Number)               Identification
                                                                     Number)



         900 Middlesex Turnpike, Bldg. 5, Billerica, Massachusetts 01821
         ---------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (508) 663-7677
                                 --------------
               (Registrant's Telephone Number Including Area Code)


                                AMENDMENT NO. 1

     The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K dated September 16, 1996 as set forth in the pages attached hereto:


     1. Item 7 - Exhibits - Amended to provide a Form of Regulation S Offshore Subscription Agreement.



                                TABLE OF CONTENTS

                                    FORM 8-K/A

                               September 18, 1996



                  Item                                                 Page
                  ----                                                 ----


Item 7.           Exhibits                                               1

Signatures                                                               2

Exhibits                                                                 3





                                       -i-


ITEM 7.           EXHIBITS

4(a)*    Statement of Designation of Series B Convertible Preferred Stock.

4(b)* Certificate of Increase of Shares Designated as Series B Convertible Preferred Stock

4(c)     Form of Regulation S Offshore Subscription Agreement.

- --------------
* Previously filed with the Securities and Exchange Commission on September 16, 1996.


                                        1


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NATIONAL DATACOMPUTER, INC.



                                                   By:  /s/ Malcolm M. Bibby
                                                       ------------------------
                                                        Malcolm M. Bibby, Ph.D.
                                                        President
Date: September 18, 1996






                                       2



                                    EXHIBITS

Exhibit No.                     Title
- -----------                     -----

  4(c)                          Form of Regulation S Offshore Subscription
                                Agreement.


                                       3